UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, the Commerce Department reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. For comparison purposes, GDP growth was 3.0% for calendar 2010 as a whole. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement late in the reporting period, unemployment remained elevated. As reported by the U.S. Department of Labor, unemployment was 9.2% in June 2011, its highest reading since December 2010. Unemployment stayed at or above 9.0% over the next four months, before falling to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in June 2011 it had a reading of 55.3 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then declined over the next two months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

IV	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2011?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.45% and 3.05%, respectively. Yields initially moved higher, as two-year Treasury yields peaked at 0.50% and ten-year Treasuries peaked at 3.22% on July 1, 2011. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. With risk appetite increasing, yields generally moved higher in October. Two-year Treasury yields again moved higher in November, whereas ten-year Treasury yields declined during the month. When the reporting period ended on November 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.08%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first four months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. However, risk aversion increased again in November, given renewed fears regarding the European sovereign debt crisis. While most U.S. spread sectors posted positive results during the six-month reporting period, they produced mixed results versus equal-durationv Treasuries. For the six months ended November 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 3.54%.

Q. How did the high-yield market perform over the six months ended November 30, 2011?

A. The high-yield bond market produced poor results during the reporting period. The asset class largely treaded water during the first two months of the period. While high-yield fundamentals remained solid overall, this was offset by concerns regarding the economy and the European sovereign debt crisis. With risk aversion increasing, the high-yield market, measured by the Barclays Capital U.S. High Yield —2% Issuer Cap Indexvii, then fell 4.02% and 3.29% in August and September, respectively. The market then rallied sharply in October, rising 6.00%, as risk appetite returned. However, the high-yield

Legg Mason Western Asset Adjustable Rate Income Fund	V

market again weakened in November given the escalating European sovereign debt crisis. All told, the high-yield market returned -3.56% for the six months ended November 30, 2011.

Performance review

For the six months ended November 30, 2011, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned -1.68%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexviii, returned 0.06% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 0.57% over the same time frame.

Performance Snapshot as of November 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Adjustable Rate Income Fund:
Class A	-1.68%
Class B	-2.14%
Class C	-2.10%
Class I	-1.56%
Citigroup 6-Month U.S. Treasury Bill Index	0.06%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average	0.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended November 30, 2011 for Class A, Class B, Class C and Class I shares were 0.82%, -0.34%, 0.13% and 1.16%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.90%, 1.79%, 1.48% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 150 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and May 31, 2011 and does not include derivatives, such as futures contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2011 and held for the six months ended November 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]
Class A	-1.68%	$1,000.00	$983.20	0.92%	$4.56	Class A	5.00%	$1,000.00	$1,020.40	0.92%	$4.65
Class B	-2.14	1,000.00	978.60	1.73	8.56	Class B	5.00	1,000.00	1,016.35	1.73	8.72
Class C	-2.10	1,000.00	979.00	1.52	7.52	Class C	5.00	1,000.00	1,017.40	1.52	7.67
Class I	-1.56	1,000.00	984.40	0.64	3.18	Class I	5.00	1,000.00	1,021.80	0.64	3.23

[1]	For the six months ended November 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BL	— Bank Loans
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

4	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 33.9%
Consumer Discretionary — 2.2%
Automobiles — 1.7%
American Honda Finance Corp., Senior Notes	0.805%	11/7/12	$500,000	$500,469	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.543%	9/13/13	650,000	648,612	(a)(b)
Honda Motor Co., Ltd., Notes	0.732%	8/28/12	2,000,000	1,999,106	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.984%	4/1/14	840,000	842,571	(a)(b)
Total Automobiles				3,990,758
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	19,250
Hotels, Restaurants & Leisure — 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	19,200
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	41,800
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,000	34,400	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	10,000	10,475
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,875
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,331
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	18,700	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	20,000	23,200
Total Hotels, Restaurants & Leisure				203,981
Media — 0.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	21,900	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	19,200	(b)
Total Media				41,100
Multiline Retail — 0.4%
Target Corp., Senior Notes	0.575%	7/18/14	810,000	810,153	(a)
Textiles, Apparel & Luxury Goods — 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	33,000
Total Consumer Discretionary				5,098,242
Consumer Staples — 0.8%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.507%	5/15/12	710,000	710,399	(a)
PepsiCo Inc., Senior Notes	0.524%	5/10/13	430,000	430,659	(a)
Total Beverages				1,141,058
Food Products — 0.3%
Archer-Daniels-Midland Co., Senior Notes	0.613%	8/13/12	700,000	701,314	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	$10,000	$8,875
Total Consumer Staples				1,851,247
Energy — 0.3%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	36,575
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	14,475	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	89,437
Total Energy Equipment & Services				140,487
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	20,000	22,700
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	105,000	114,450
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,200
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	152,879
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	70,000	72,452	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	20,000	22,700
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	10,950
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	22,600
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	59,000	79,874
Total Oil, Gas & Consumable Fuels				541,805
Total Energy				682,292
Financials — 26.4%
Capital Markets — 7.4%
Credit Suisse AG, Senior Notes	1.361%	1/14/14	2,750,000	2,678,580	(a)
Goldman Sachs Group Inc., Notes	0.615%	2/6/12	2,000,000	1,997,286	(a)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	510,000	(b)(c)(d)(e)
Macquarie Bank Ltd.	2.600%	1/20/12	2,060,000	2,065,799	(b)
Merrill Lynch & Co. Inc., Senior Notes	0.561%	6/5/12	2,470,000	2,423,739	(a)
Morgan Stanley, Senior Notes	1.176%	12/1/11	1,000,000	1,000,000	(a)
Morgan Stanley, Senior Notes	0.701%	6/20/12	2,710,000	2,719,661	(a)
Morgan Stanley, Senior Notes	2.953%	5/14/13	1,320,000	1,304,506	(a)
NIBC Bank NV, Senior Notes	0.707%	12/2/14	2,570,000	2,574,552	(a)(b)
Total Capital Markets				17,274,123
Commercial Banks — 8.9%
American Express Bank FSB, Senior Notes	0.398%	6/12/12	1,016,000	1,013,100	(a)
Australia & New Zealand Banking Group Ltd., Notes	0.584%	7/7/12	500,000	499,894	(a)(b)
BNP Paribas, Senior Notes	1.291%	1/10/14	550,000	507,268	(a)
Citibank N.A., Senior Notes	0.457%	11/15/12	3,000,000	3,007,239	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Danske Bank A/S, Senior Notes	1.451%	4/14/14	$690,000	$664,521	(a)(b)
Dexia Credit Local, Senior Notes	0.908%	4/29/14	910,000	823,177	(a)(b)
Dexia Credit Local NY, Senior Notes	0.731%	3/5/13	1,400,000	1,321,596	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,138,756	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	528,858	(b)
Glitnir Banki HF, Senior Notes	5.829%	1/18/12	2,500,000	618,750	(a)(b)(c)(e)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	80,000	(a)(b)(c)(d)(e)
Nordea Eiendomskreditt AS, Secured Bonds	0.804%	4/7/14	1,390,000	1,363,501	(a)(b)
PNC Financial Services Group Inc., Notes	0.572%	4/1/12	3,000,000	3,003,189	(a)
Wachovia Corp., Senior Notes	0.546%	4/23/12	2,000,000	2,001,780	(a)
Wells Fargo & Co., Senior Notes	0.506%	1/24/12	2,500,000	2,500,993	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,679,822	(b)
Total Commercial Banks				20,752,444
Consumer Finance — 1.2%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,225,562
Ally Financial Inc., Senior Notes	7.500%	12/31/13	704,000	713,680
Total Consumer Finance				2,939,242
Diversified Financial Services — 6.8%
Bank of America Corp., Senior Notes	2.100%	4/30/12	1,500,000	1,513,073
Citigroup Inc.	2.125%	4/30/12	2,000,000	2,017,124
Citigroup Inc., Senior Notes	0.474%	3/16/12	1,648,000	1,640,666	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	693,811
General Electric Capital Corp., Senior Notes	0.592%	7/27/12	1,850,000	1,850,943	(a)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,297,264
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	141,400
JPMorgan Chase & Co., Senior Notes	0.478%	12/21/11	2,070,000	2,070,284	(a)
JPMorgan Chase & Co., Senior Notes	0.578%	2/22/12	2,500,000	2,502,042	(a)
NCUA Guaranteed Notes, Senior Notes	0.268%	6/12/13	780,000	779,041	(a)
SSIF Nevada LP, Senior Notes	1.101%	4/14/14	1,400,000	1,377,711	(a)(b)
Total Diversified Financial Services				15,883,359
Insurance — 2.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	599,291	(b)
Berkshire Hathaway Finance Corp., Senior Notes	0.523%	1/13/12	1,040,000	1,040,416	(a)
Berkshire Hathaway Inc., Senior Notes	0.624%	2/10/12	530,000	530,359	(a)
MetLife Inc., Senior Notes	1.685%	8/6/13	800,000	804,264	(a)
Suncorp-Metway Ltd., Senior Notes	1.903%	7/16/12	1,970,000	1,987,706	(a)(b)
Total Insurance				4,962,036
Total Financials				61,811,204

See Notes to Financial Statements.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 1.0%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	$563,000	$616,485
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	5,063	(f)
US Oncology Inc.	9.125%	8/15/17	20,000	300	(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	19,100
Total Health Care Providers & Services				640,948
Pharmaceuticals — 0.7%
Johnson & Johnson, Senior Notes	0.547%	5/15/14	900,000	902,781	(a)
Sanofi, Senior Notes	0.673%	3/28/14	700,000	699,257	(a)
Total Pharmaceuticals				1,602,038
Total Health Care				2,242,986
Industrials — 0.5%
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,800	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	21,511	20,543
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	9,000	9,225	(b)
Total Airlines				71,568
Commercial Services & Supplies — 0.0%
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	10,975	(b)
Industrial Conglomerates — 0.0%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	31,800
Machinery — 0.4%
Caterpillar Inc., Senior Notes	0.579%	11/21/12	800,000	801,346	(a)
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	57,085
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	24,000	26,280
Total Road & Rail				83,365
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	103,500	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	40,800
Total Trading Companies & Distributors				144,300
Total Industrials				1,143,354
Information Technology — 0.6%
IT Services — 0.6%
International Business Machines Corp., Senior Notes	0.377%	6/15/12	1,370,000	1,371,287	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	$40,000	$41,900	(b)
Total Information Technology				1,413,187
Materials — 0.2%
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	360,000	383,361
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	15,000	15,562
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,904
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	7,019
Total Metals & Mining				411,846
Paper & Forest Products — 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	45,250
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	38,637	(e)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	27,600
Total Paper & Forest Products				111,487
Total Materials				523,333
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.5%
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	9,000	8,460
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,225
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	182,438
Qwest Corp., Senior Notes	3.597%	6/15/13	180,000	181,350	(a)
Verizon Communications Inc., Senior Notes	0.973%	3/28/14	840,000	842,378	(a)
Total Diversified Telecommunication Services				1,219,851
Wireless Telecommunication Services — 0.5%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,037
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	133,475
Vodafone Group PLC, Notes	0.792%	2/27/12	1,000,000	1,000,000	(a)
Total Wireless Telecommunication Services				1,148,512
Total Telecommunication Services				2,368,363
Utilities — 0.9%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	235,950
AES Corp., Senior Notes	8.000%	10/15/17	110,000	118,800
Edison Mission Energy, Senior Notes	7.625%	5/15/27	30,000	17,550
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	753,480
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	102,057
Total Independent Power Producers & Energy Traders				1,227,837

See Notes to Financial Statements.

10	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.4%
DTE Energy Co., Senior Notes	1.031%	6/3/13	$370,000	$369,724	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	513,567
Total Multi-Utilities				883,291
Total Utilities				2,111,128
Total Corporate Bonds & Notes (Cost — $84,780,435)				79,245,336
Asset-Backed Securities — 14.9%
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	638,933	642,260
Ally Auto Receivables Trust, 2011-4 A2	0.650%	3/17/14	850,000	849,400
American Express Credit Account Master Trust, 2011-2 A	0.372%	6/15/16	2,200,000	2,199,312	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.307%	7/25/32	1,517,130	1,221,112	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.957%	8/25/32	356,422	268,150	(a)
ARI Fleet Lease Trust, 2010-A A	1.699%	8/15/18	215,406	216,470	(a)(b)
Business Loan Express, 2001-2A A	0.837%	1/25/28	698,645	442,506	(a)(b)
Business Loan Express, 2002-1A A	0.807%	7/25/28	501,367	435,231	(a)(b)
Business Loan Express, 2002-AA A	0.907%	6/25/28	423,665	219,457	(a)(b)
Business Loan Express, 2003-AA A	1.199%	5/15/29	942,722	609,226	(a)(b)
Citibank Credit Card Issuance Trust, 2009-A1 A1	1.999%	3/17/14	1,300,000	1,306,353	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,400,000	1,403,415	(b)
GSAMP Trust, 2006-SEA1 A	0.557%	5/25/36	1,398,868	1,148,103	(a)(b)
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	2,630,000	2,629,723
NCUA Guaranteed Notes, 2010-A1 A	0.591%	12/7/20	3,241,257	3,250,332	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.877%	8/25/34	5,827,528	4,796,563	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.682%	5/25/33	642,562	356,673	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.117%	6/25/33	910,881	717,830	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.697%	8/25/33	765,179	633,947	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.757%	12/25/33	2,373,081	1,909,000	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,457	20,313
SACO I Trust, 2006-5 1A	0.557%	4/25/36	548,455	200,315	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.307%	6/25/33	649,916	440,392	(a)
SLM Student Loan Trust, 2003-11 A4	0.537%	6/15/20	245,418	244,717	(a)
SLM Student Loan Trust, 2004-02 A4	0.548%	10/25/19	717,043	713,182	(a)
SLM Student Loan Trust, 2004-04 A4	0.548%	1/25/19	1,089,763	1,083,813	(a)
SLM Student Loan Trust, 2004-10 A5A	1.168%	4/25/23	1,200,000	1,187,651	(a)(b)
SLM Student Loan Trust, 2005-05 A2	0.498%	10/25/21	342,777	341,404	(a)
SLM Student Loan Trust, 2006-4 A4	0.498%	4/25/23	424,359	422,987	(a)
SLM Student Loan Trust, 2006-8 A3	0.438%	1/25/18	708,167	707,285	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2007-2 A2	0.418%	7/25/17	$635,188	$629,815	(a)
SLM Student Loan Trust, 2008-5 A2	1.518%	10/25/16	349,007	351,507	(a)
SLM Student Loan Trust, 2011-B A1	1.099%	12/16/24	744,503	739,469	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.937%	1/25/34	118,169	88,917	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.937%	1/25/33	531,425	440,155	(a)
Toyota Auto Receivables Owner Trust, 2011-A A2	0.610%	5/15/13	1,992,880	1,993,161
Total Asset-Backed Securities (Cost — $39,139,015)				34,860,146
Collateralized Mortgage Obligations — 21.6%
American Home Mortgage Assets, 2006-4 1A12	0.467%	10/25/46	3,673,295	1,493,367	(a)
Banc of America Funding Corp., 2007-C 5A1	2.737%	5/20/36	59,238	43,828	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	41,133	40,892	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.757%	4/25/35	569,137	445,062	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.713%	2/25/35	543,668	384,312	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.732%	8/25/35	1,990,915	1,100,490	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.670%	10/25/36	306,029	187,506	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.357%	10/25/33	1,841,529	1,652,592	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.557%	8/25/35	13,744	8,656	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.547%	10/25/35	43,263	28,199	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.457%	1/25/36	20,048	11,499	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.487%	7/25/36	126,230	68,961	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.757%	12/25/17	889,503	838,097	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-20 3A6	0.707%	7/25/18	11,368	11,351	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.776%	9/25/33	704,928	618,229	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.707%	6/25/34	714,655	573,567	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.796%	2/25/48	610,842	611,448	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.946%	12/29/45	1,124,556	1,113,311	(a)(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.115%	6/1/28	315,791	316,310	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	3.939%	1/25/28	381,564	402,721	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.480%	3/25/42	2,608,509	2,418,987	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.477%	8/25/43	2,540,837	2,608,466	(a)

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	$1,222,411	$1,260,733
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.704%	3/25/27	676,897	674,765	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.557%	10/25/35	1,093,655	1,096,071	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.657%	8/25/33	1,851,848	1,860,404	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.291%	8/25/42	2,220,736	2,405,136	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.657%	5/25/42	363,089	362,268	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.260%	6/25/30	630,432	577,387	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.809%	4/18/29	1,222,103	39,681	(a)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.739%	2/20/61	626,874	620,993	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.955%	3/20/23	483,934	371,496	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	840,000	831,528	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.715%	5/25/35	416,472	276,485	(a)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.775%	6/19/34	1,078,125	684,209	(a)
IMPAC CMB Trust, 2003-8 1A2	1.257%	10/25/33	81,905	66,150	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.057%	11/25/34	241,661	217,330	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.135%	10/25/35	1,877,964	1,345,194	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.144%	9/15/29	539,809	13,002	(a)(c)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.592%	10/15/35	1,320,297	61,262	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.625%	2/25/35	767,477	734,501	(a)
NCUA Guaranteed Notes, 2011-R1 1A	0.695%	1/8/20	712,844	714,904	(a)
New York Mortgage Trust Inc., 2005-2 A	0.587%	8/25/35	857,188	759,634	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.937%	12/25/33	1,346,042	1,208,369	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	17,429	18,691
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	13,075	13,237
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	25,593	23,579
Residential Asset Securitization Trust, 2003-A5 A5	0.757%	6/25/33	542,792	528,206	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.707%	11/25/33	685,094	627,060	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.657%	5/25/34	566,555	538,748	(a)
Sequoia Mortgage Trust, 2002-9 2A	1.956%	9/20/32	473,271	422,341	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.915%	6/20/33	438,692	354,159	(a)
Structured ARM Loan Trust, 2004-01 2A	0.567%	2/25/34	289,576	242,923	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured ARM Loan Trust, 2004-02 1A1	2.876%	3/25/34	$654,124	$618,064	(a)
Structured ARM Loan Trust, 2004-17 A1	1.065%	11/25/34	899,397	756,904	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.857%	7/25/32	950,893	898,990	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.498%	12/27/35	1,369,065	653,960	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.637%	12/27/35	868,498	76,752	(a)
Structured Asset Securities Corp., 1998-3 M1	1.257%	3/25/28	973,192	845,140	(a)
Structured Asset Securities Corp., 1998-8 M1	1.197%	8/25/28	2,129,144	1,695,048	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.056%	6/25/32	310,746	293,023	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	73,956	63,255	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.757%	4/25/33	394,342	384,459	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.924%	6/25/35	1,609,094	1,343,743	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.157%	3/25/44	196,582	166,346	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.649%	8/20/35	1,288,530	853,572	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.407%	6/25/33	1,787,174	1,747,593	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.618%	4/25/44	672,401	496,490	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.188%	5/25/46	1,217,677	548,853	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.178%	8/25/46	1,525,320	628,409	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.198%	7/25/46	3,243,936	1,923,159	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.218%	8/25/46	92,988	52,248	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.836%	9/25/36	1,171,153	791,557	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.620%	11/25/34	1,688,494	1,473,030	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.167%	8/25/36	196,616	151,418	(a)
Total Collateralized Mortgage Obligations (Cost — $61,595,731)				50,390,310
Collateralized Senior Loans — 5.4%
Consumer Discretionary — 3.5%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	2.750%	8/7/14	892,164	862,796	(h)
Hotels, Restaurants & Leisure — 1.0%
Aramark Corp., Term Loan	2.114-2.244%	1/27/14	279,758	274,302	(h)

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Aramark Corp., Term Loan	3.489-3.619%	7/26/16	$608,838	$595,748	(h)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,975	8,978	(h)
Golden Nugget Inc., Delayed Draw Term Loan	3.260%	6/30/14	993,131	808,160	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.840%	11/23/16	127,025	121,626	(h)
Las Vegas Sands LLC, Term Loan B	2.840%	11/23/16	502,915	483,427	(h)
Total Hotels, Restaurants & Leisure				2,292,241
Media — 1.3%
Cengage Learning Acquisitions Inc., Term Loan	2.510%	7/3/14	960,000	812,550	(h)
Charter Communications Operating LLC, Term Loan C	3.620%	9/6/16	857,242	846,269	(h)
Univision Communications Inc.	4.510%	3/31/17	874,148	785,640	(h)
UPC Holding BV, Term Loan N	1.996%	12/31/14	648,288	635,322	(h)
UPC Holding BV, Term Loan T2	3.872%	12/30/16	85,406	83,378	(h)
Total Media				3,163,159
Multiline Retail — 0.4%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	891,353	(h)
Specialty Retail — 0.4%
Michaels Stores Inc., Term Loan B2	4.875-4.938%	7/31/16	925,337	900,083	(h)
Total Consumer Discretionary				8,109,632
Health Care — 0.6%
Health Care Providers & Services — 0.6%
Community Health Systems Inc., Delayed Draw Term Loan	2.510%	7/25/14	45,084	43,653	(h)
Community Health Systems Inc., Term Loan B	2.510-2.773%	7/25/14	877,648	849,783	(h)
HCA Inc., Term Loan B1	2.619%	11/18/13	630,983	622,044	(h)
Total Health Care				1,515,480
Industrials — 0.7%
Airlines — 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.430%	7/31/14	562,503	549,143	(h)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Term Loan	3.005%	2/21/15	629,316	587,624	(h)
Industrial Conglomerates — 0.2%
Pinafore LLC, Term Loan B	4.250%	9/21/16	450,637	447,257	(h)
Marine — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	3,301	3,317	(c)(h)
Trico Shipping AS, Term Loan B	—	5/12/14	3,301	3,317	(c)(h)(i)
Total Marine				6,634
Total Industrials				1,590,658

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.257%	3/23/18	$395,228	$331,201	(h)
First Data Corp., Term Loan B2	3.007%	9/24/14	479,348	425,721	(h)
Total Information Technology				756,922
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.748%	10/10/17	930,144	610,988	(h)
Total Collateralized Senior Loans (Cost — $13,501,718)				12,583,680
U.S. Government & Agency Obligations — 20.3%
U.S. Government Agencies — 20.3%
Federal Farm Credit Bank (FFCB), Bonds	0.210%	10/15/13	2,000,000	1,999,490	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	0.209%	12/29/11	2,500,000	2,500,157	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.787%	8/1/29	41,497	42,107	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	248,288	249,769	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.725%	8/1/32	32,444	32,775	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.445%	12/1/26	104,291	109,828	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.598%	7/1/29	278,359	294,191	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.651%	7/1/29	108,780	114,891	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.216%	7/1/33	893,251	931,739	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.470%	8/1/25	75,434	76,562	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.899%	12/1/30	42,313	42,385	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,623	2,991
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.198%	5/6/13	3,500,000	3,506,083	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.401%	12/1/23	155,922	164,115	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.583%	2/1/24	101,375	101,827	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.212%	4/1/26	521,540	548,785	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.334%	6/1/29	974,894	1,028,941	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.618%	7/1/29	$280,653	$296,160	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.602%	3/1/31	236,902	250,128	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	5,755	5,822	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.633%	3/1/33	1,588,279	1,662,045	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.415%	10/1/33	305,959	319,647	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.711%	5/1/33	908,199	963,318	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.750%	1/15/12	1,750,000	1,762,266
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.489%	7/1/27	58,738	59,550	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.205%	12/1/30	137,357	138,796	(a)
Federal National Mortgage Association (FNMA)	1.950%	4/1/33	412,132	430,490	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.504%	2/1/31	816,256	873,353	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.481%	5/1/30	428,885	431,583	(a)
Federal National Mortgage Association (FNMA), Notes	0.247%	7/26/12	1,500,000	1,501,013	(a)
Federal National Mortgage Association (FNMA), Notes	0.277%	11/23/12	3,000,000	3,003,192	(a)
Federal National Mortgage Association (FNMA), Notes	0.350%	12/3/12	2,250,000	2,252,698	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.469%	11/1/18	193,568	205,335	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.444%	4/1/20	66,479	70,161	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.447%	7/1/21	68,208	68,660	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.459%	8/1/22	44,258	46,946	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.617%	7/1/23	65,945	70,065	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.871%	8/1/23	74,055	74,701	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.556%	2/1/24	171,989	181,973	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.233%	4/1/25	424,173	444,097	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.342%	12/1/25	$60,897	$64,012	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.518%	1/1/27	155,773	164,913	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.603%	7/1/27	263,089	279,312	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.233%	8/1/27	178,114	186,919	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	2/1/28	28,377	29,524	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.503%	3/1/28	94,640	95,646	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.612%	2/1/29	235,989	249,129	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.560%	8/1/29	412,674	436,635	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.361%	11/1/29	337,896	355,054	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.659%	1/1/30	161,353	162,656	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.763%	12/1/30	742,320	788,698	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.434%	1/1/31	197,591	207,589	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.253%	2/1/31	228,825	239,249	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.514%	3/1/31	139,551	147,736	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.255%	4/1/31	276,677	290,117	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.272%	4/1/31	125,010	131,305	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.366%	7/1/31	136,265	143,270	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	355,471	372,974	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.416%	9/1/31	81,831	86,011	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	160,722	161,794	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.250%	6/1/32	62,916	63,279	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.580%	7/1/32	356,040	357,411	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.141%	9/1/32	$511,340	$530,497	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.375%	12/1/32	856,358	882,006	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	1/1/33	160,196	166,053	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	259,688	263,899	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.512%	5/1/33	598,258	629,234	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.289%	8/1/32	268,390	281,796	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.417%	12/1/20	350,773	353,348	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	9,811	10,072	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.241%	7/1/24	259,321	266,292	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.034%	9/1/24	255,119	260,001	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.055%	9/1/24	710,365	732,330	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	71,868	74,609	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	1/1/33	500,905	525,221	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.048%	5/1/33	1,442,995	1,486,888	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.957%	6/1/33	921,274	961,387	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.771%	6/1/30	1,115,845	1,190,815	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	90,887	94,635	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/17	112,139	116,347	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	427,761	446,397	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	124,782	129,616	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	141,894	147,745	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/22	862,744	895,119	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	19

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	$218,134	$226,184	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/22	558,277	579,320	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	11/20/22	292,943	303,985	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	12/20/22	113,911	118,204	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/23	182,359	189,202	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	1/20/24	141,406	146,795	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	3/20/24	293,020	304,187	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/26	176,883	183,520	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	357,054	370,229	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/27	345,774	358,807	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	4/20/32	432,760	449,000	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/32	138,326	143,517	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	956,694	991,997	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	618,275	641,089	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	142,047	147,289	(a)
Total U.S. Government & Agency Obligations (Cost — $46,564,243)				47,469,500

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	263,175	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	15,505	*(g)
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			935	17,961	*
Total Common Stocks (Cost — $339,880)				296,641

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Expiration Date	Warrants		Value
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)	4/28/14	21		$0	*(c)(g)(j)
Total Investments before Short-Term Investments (Cost — $245,921,022)				224,845,613

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.7%
Commercial Paper — 0.8%
Toronto-Dominion Holdings USA Inc. (Cost — $1,999,953)	0.120%	12/8/11	$2,000,000	1,999,953	(k)
U.S. Government Agencies — 1.5%
Federal Home Loan Bank (FHLB), Discount Notes	0.120%	7/11/12	1,250,000	1,249,535	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	230,000	229,970	(k)(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	2,000,000	1,999,958	(k)
Total U.S. Government Agencies (Cost — $3,478,832)				3,479,463
Repurchase Agreements — 1.4%
State Street Bank & Trust Co. repurchase agreement dated 11/30/11; Proceeds at maturity — $3,208,001; (Fully collateralized by U.S. Treasury Bill, 0.000% due 12/29/11; Market value — $3,274,948) (Cost — $3,208,000)	0.010%	12/1/11	3,208,000	3,208,000
Total Short-Term Investments (Cost — $8,686,785)				8,687,416
Total Investments — 99.9% (Cost — $254,607,807#)				233,533,029
Other Assets in Excess of Liabilities — 0.1%				217,006
Total Net Assets — 100.0%				$233,750,035

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	The maturity principal is currently in default as of November 30, 2011.

(e)	The coupon payment on these securities is currently in default as of November 30, 2011.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of November 30, 2011.

(j)	Value is less than $1.

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	21

Legg Mason Western Asset Adjustable Rate Income Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	$61,364,000	$223,192
Total Written Options (Premiums received — $258,496)				$223,192

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2011

Assets:
Investments, at value (Cost — $254,607,807)	$233,533,029
Cash	161
Interest receivable	595,883
Principal paydown receivable	215,217
Receivable for securities sold	169,616
Receivable from broker — variation margin on open futures contracts	32,328
Receivable for Fund shares sold	5,043
Prepaid expenses	36,119
Other receivables	587
Total Assets	234,587,983

Liabilities:
Payable for Fund shares repurchased	298,191
Written options, at value (premiums received $258,496)	223,192
Investment management fee payable	106,031
Service and/or distribution fees payable	71,638
Payable for securities purchased	3,301
Distributions payable	3,257
Accrued expenses	132,338
Total Liabilities	837,948
Total Net Assets	$233,750,035

Net Assets:
Par value (Note 7)	$274
Paid-in capital in excess of par value	307,491,168
Overdistributed net investment income	(162,804)
Accumulated net realized loss on investments and futures contracts	(52,637,528)
Net unrealized depreciation on investments, futures contracts and written options	(20,941,075)
Total Net Assets	$233,750,035

Shares Outstanding:
Class A	18,345,300
Class B	48,418
Class C	7,411,042
Class I	1,591,097

Net Asset Value:
Class A (and redemption price)	$8.55
Class B*	$8.31
Class C (and redemption price)	$8.50
Class I (and redemption price)	$8.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.75

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended November 30, 2011

Investment Income:
Interest	$2,165,623

Expenses:
Investment management fee (Note 2)	674,591
Service and/or distribution fees (Notes 2 and 5)	457,704
Transfer agent fees (Note 5)	60,044
Audit and tax	30,216
Registration fees	29,809
Shareholder reports	20,827
Legal fees	13,487
Fund accounting fees	13,094
Insurance	3,450
Trustees’ fees	2,298
Custody fees	1,178
Miscellaneous expenses	1,911
Total Expenses	1,308,609
Net Investment Income	857,014

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(73,305)
Futures contracts	64,179
Net Realized Loss	(9,126)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,432,013)
Futures contracts	(25,334)
Written options	35,304
Change in Net Unrealized Appreciation (Depreciation)	(5,422,043)
Net Loss on Investments, Futures Contracts and Written Options	(5,431,169)
Decrease in Net Assets from Operations	$(4,574,155)

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2011 (unaudited) and the Year Ended May 31, 2011	November 30	May 31

Operations:
Net investment income	$857,014	$2,365,445
Net realized loss	(9,126)	(3,410,584)
Change in net unrealized appreciation (depreciation)	(5,422,043)	14,076,415
Increase (Decrease) in Net Assets From Operations	(4,574,155)	13,031,276

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,042,021)	(3,910,590)
Decrease in Net Assets From Distributions to Shareholders	(1,042,021)	(3,910,590)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,631,885	66,257,527
Reinvestment of distributions	1,019,620	3,836,673
Cost of shares repurchased	(30,340,510)	(76,660,861)
Decrease in Net Assets From Fund Share Transactions	(22,689,005)	(6,566,661)
Increase (Decrease) in Net Assets	(28,305,181)	2,554,025

Net Assets:
Beginning of period	262,055,216	259,501,191
End of period*	$233,750,035	$262,055,216
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(162,804)	$22,203

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$8.74	$8.44	$7.56	$8.83	$9.50	$9.52

Income (loss) from operations:
Net investment income	0.04	0.09	0.11	0.27	0.42	0.38
Net realized and unrealized gain (loss)	(0.19)	0.35	0.90	(1.25)	(0.64)	0.04
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—	—
Total income (loss) from operations	(0.15)	0.44	1.03	(0.98)	(0.22)	0.42

Less distributions from:
Net investment income	(0.04)	(0.14)	(0.15)	(0.29)	(0.45)	(0.44)
Total distributions	(0.04)	(0.14)	(0.15)	(0.29)	(0.45)	(0.44)

Net asset value, end of period	$8.55	$8.74	$8.44	$7.56	$8.83	$9.50
Total return[3]	(1.68)%	5.20%	13.66%[4]	(11.20)%	(2.41)%[5]	4.53%[5]

Net assets, end of period (millions)	$157	$171	$170	$162	$176	$194

Ratios to average net assets:
Gross expenses	0.92%[6]	0.90%	0.90%	0.87%	0.87%	0.92%[7]
Net expenses[8]	0.92 [6]	0.90	0.90	0.87	0.87	0.90 [7,9]
Net investment income	0.85 [6]	1.03	1.37	3.46	4.56	4.03

Portfolio turnover rate	10%	43%	53%	23%[10]	27%[10]	49%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class B Shares[1]	2011[2]		2011	2010	2009	2008	2007

Net asset value, beginning of period	$8.50		$8.46	$7.49	$8.74	$9.41	$9.43

Income (loss) from operations:
Net investment income	0.00	[3]	0.02	0.03	0.22	0.36	0.32
Net realized and unrealized gain (loss)	(0.18)		0.34	0.89	(1.24)	(0.65)	0.04
Proceeds from settlement of a regulatory matter	—		—	0.13	—	—	—
Total income (loss) from operations	(0.18)		0.36	1.05	(1.02)	(0.29)	0.36

Less distributions from:
Net investment income	(0.01)		(0.32)	(0.08)	(0.23)	(0.38)	(0.38)
Total distributions	(0.01)		(0.32)	(0.08)	(0.23)	(0.38)	(0.38)

Net asset value, end of period	$8.31		$8.50	$8.46	$7.49	$8.74	$9.41
Total return[4]	(2.14)%		4.27%	14.02%[5]	(11.77)%	(3.15)%[6]	3.88%[6]

Net assets, end of period (000s)	$403		$482	$672	$1,296	$2,757	$5,397

Ratios to average net assets:
Gross expenses	1.73%[7]		1.79%	1.75%	1.58%	1.57%	1.54%[8]
Net expenses[9]	1.73	[7]	1.79	1.75	1.58	1.57	1.52 [8,10]
Net investment income	0.03	[7]	0.18	0.42	2.84	3.93	3.41

Portfolio turnover rate	10%		43%	53%	23%[11]	27%[11]	49%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2011 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27%. Class B received $11,164 related to this distribution.

[6]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$8.70	$8.41	$7.52	$8.78	$9.45	$9.47

Income (loss) from operations:
Net investment income	0.01	0.04	0.07	0.23	0.37	0.33
Net realized and unrealized gain (loss)	(0.19)	0.35	0.89	(1.25)	(0.64)	0.04
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—	—
Total income (loss) from operations	(0.18)	0.39	0.99	(1.02)	(0.27)	0.37

Less distributions from:
Net investment income	(0.02)	(0.10)	(0.10)	(0.24)	(0.40)	(0.39)
Total distributions	(0.02)	(0.10)	(0.10)	(0.24)	(0.40)	(0.39)

Net asset value, end of period	$8.50	$8.70	$8.41	$7.52	$8.78	$9.45
Total return[3]	(2.10)%	4.65%	13.21%[4]	(11.69)%	(3.00)%[5]	3.97%[5]

Net assets, end of period (millions)	$63	$75	$74	$68	$108	$169

Ratios to average net assets:
Gross expenses	1.52%[6]	1.48%	1.47%	1.45%	1.44%	1.46%[7]
Net expenses[8]	1.52 [6]	1.48	1.47	1.45	1.44	1.44 [7,9]
Net investment income	0.25 [6]	0.46	0.79	2.93	4.04	3.49

Portfolio turnover rate	10%	43%	53%	23%[10]	27%[10]	49%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C received $296,958 related to this distribution.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$8.72	$8.41	$7.55	$8.81	$9.49	$9.51

Income (loss) from operations:
Net investment income	0.05	0.10	0.13	0.31	0.45	0.40
Net realized and unrealized gain (loss)	(0.19)	0.34	0.89	(1.26)	(0.66)	0.05
Total income (loss) from operations	(0.14)	0.44	1.02	(0.95)	(0.21)	0.45

Less distributions from:
Net investment income	(0.05)	(0.13)	(0.16)	(0.31)	(0.47)	(0.47)
Total distributions	(0.05)	(0.13)	(0.16)	(0.31)	(0.47)	(0.47)

Net asset value, end of period	$8.53	$8.72	$8.41	$7.55	$8.81	$9.49
Total return[3]	(1.56)%	5.23%	13.63%	(10.88)%	(2.26)%[4]	4.80%[4]

Net assets, end of period (000s)	$13,569	$15,814	$14,795	$8,588	$16,792	$17,253

Ratios to average net assets:
Gross expenses	0.64%[5]	0.73%	0.73%	0.61%	0.61%	0.65%[6]
Net expenses[7]	0.64 [5,8]	0.73 [8]	0.71 [8,9]	0.61	0.61	0.63 [6,9]
Net investment income	1.12 [5]	1.16	1.59	3.82	4.85	4.18

Portfolio turnover rate	10%	43%	53%	23%[10]	27%[10]	49%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$79,245,336	—		$79,245,336
Asset-backed securities	—	34,860,146	—		34,860,146
Collateralized mortgage obligations	—	49,276,999	$1,113,311		50,390,310
Collateralized senior loans	—	12,583,680	—		12,583,680
U.S. government & agency obligations	—	47,469,500	—		47,469,500
Common stocks	$17,961	263,175	15,505		296,641
Warrants	—	—	0	*	0	*
Total long-term investments	$17,961	$223,698,836	$1,128,816		$224,845,613
Short-term investments†	—	8,687,416	—		8,687,416
Total investments	$17,961	$232,386,252	$1,128,816		$233,533,029
Other financial instruments:
Futures contracts	$101,414	—	—		$101,414
Total	$119,375	$232,386,252	$1,128,816		$233,634,443

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$223,192	—	—		$223,192
Futures contracts	3,015	—	—		3,015
Total	$226,207	—	—		$226,207

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	31

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Collateralized Senior Loans	Common Stocks	Warrants		Total
Balance as of May 31, 2011	$1,204,467	$6,601	$285,106	$0	*	$1,496,174
Accrued premiums/discounts	—	—	—	—		—
Realized gain (loss)	—	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(12,689)	—	(21,931)	—		(34,620)
Purchases	—	—	—	—		—
Sales	(78,467)	—	—	—		(78,467)
Transfers into Level 3[2]	—	—	15,505	—		15,505
Transfers out of Level 3[3]	—	(6,601)	(263,175)	—		(269,776)
Balance as of November 30, 2011	$1,113,311	—	$15,505	$0	*	$1,128,816
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2011[1]	$12,689	—	—	—		$12,689

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

32	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates. The Fund may also purchase or write options to manage exposure to an underlying instrument or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	33

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

34	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	35

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting

36	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $223,192. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	37

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

38	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C shares. However, if you exchange Class C shares that were not subject to a CDSC when initially purchased for Class C shares of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2011, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$18,250,815	$5,807,695
Sales	41,544,763	10,321,609

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,328,137
Gross unrealized depreciation	(23,402,915)
Net unrealized depreciation	$(21,074,778)

During the six months ended November 30, 2011, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2011	—	—
Options written	$61,364,000	$258,496
Options closed	—	—
Options expired	—	—
Written options, outstanding as of November 30, 2011	$61,364,000	$258,496

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	39

At November 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day eurodollar	84	3/12	$20,772,586	$20,874,000	$101,414
U.S. treasury 5-year notes	14	3/12	1,719,436	1,716,969	(2,467)
					98,947
Contracts to Sell:
U.S. treasury 2-year notes	10	3/12	$2,204,452	$2,205,000	(548)
Net unrealized gain on open futures contracts					$98,399

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2011.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$101,414

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Written options	$223,192
Futures contracts[2]	3,015
Total	$226,207

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$64,179

40	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Written options	$35,304
Futures contracts	(25,334)
Total	$9,970

During the six months ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$136,412
Futures contracts (to buy)	26,216,808
Futures contracts (to sell)	2,199,911

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$203,239	$18,443
Class B	1,709	765
Class C	252,756	40,794
Class I	—	42
Total	$457,704	$60,044

6. Distributions to shareholders by class

	Six Months Ended November 30, 2011	Year Ended May 31, 2011
Net Investment Income:
Class A	$812,057	$2,754,765
Class B	462	13,279
Class C	135,294	853,817
Class I	94,208	288,729
Total	$1,042,021	$3,910,590

7. Shares of beneficial interest

At November 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	41

interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2011		Year Ended May 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	529,930	$4,601,682	3,543,583	$30,553,387
Shares issued on reinvestment	92,400	796,910	315,595	2,728,693
Shares repurchased	(1,860,579)	(16,098,233)	(4,409,940)	(38,149,509)
Net decrease	(1,238,249)	$(10,699,641)	(550,762)	$(4,867,429)

Class B
Shares sold	2,052	$17,246	38,035	$324,131
Shares issued on reinvestment	49	410	1,348	11,399
Shares repurchased	(10,344)	(86,630)	(62,107)	(532,463)
Net decrease	(8,243)	$(68,974)	(22,724)	$(196,933)

Class C
Shares sold	173,844	$1,496,041	1,689,822	$14,584,577
Shares issued on reinvestment	15,370	131,875	96,768	832,502
Shares repurchased	(1,352,299)	(11,642,476)	(2,008,545)	(17,287,693)
Net decrease	(1,163,085)	$(10,014,560)	(221,955)	$(1,870,614)

Class I
Shares sold	59,704	$516,916	2,402,994	$20,795,432
Shares issued on reinvestment	10,506	90,425	30,571	264,079
Shares repurchased	(291,886)	(2,513,171)	(2,380,674)	(20,691,196)
Net increase (decrease)	(221,676)	$(1,905,830)	52,891	$368,315

8. Capital loss carryforward

As of May 31, 2011, the Fund had a net capital loss carryforward of approximately $46,343,985, of which $17,116,336 expires in 2012, $8,149,308 expires in 2013, $3,051,377 expires in 2014, $5,957,766 expires in 2015, $2,860,722 expires in 2016, $7,083,430 expires in 2018 and $2,125,046 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

42	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report	43

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action

44	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

12. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Western Asset Adjustable Rate Income Fund	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

46	Legg Mason Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Adjustable Rate Income Fund	47

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short-intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2011 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2011 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

48	Legg Mason Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short-intermediate investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also took into account management’s discussion of the Fund’s expense group. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, and that the Fund’s Contractual Management Fee was at the median of its expense group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Adjustable Rate Income Fund	49

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/12 SR11-1549

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2012